UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2022
 _______________________
UNIVEST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition
On April 27, 2022, Univest Financial Corporation (the “Corporation”), parent company of Univest Bank and Trust Co. (the "Bank"), issued a press release reporting 2022 first quarter earnings. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year
On April 27, 2022, the Board of Directors of the Corporation amended the Corporation's Bylaws to update and clarify various provisions. The changes to the Bylaws include:
•the establishment of a vice chair position and the duties associated with such position;
•the required officers of the Corporation and the individuals with authority to elect such officers, including in the cases of filling a vacancy; and
•the participation of the chair, vice chair and president of the Corporation in committees of the Corporation.
The foregoing description of the amendments to the Bylaws is not complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 8.01	Other Events
On April 22, 2022, Kroll Bond Rating Agency ("KBRA") affirmed its long-term credit rating for the Corporation and the Bank with a Stable Outlook. Specifically, KBRA affirmed the Corporation's senior unsecured debt rating of BBB+, subordinated debt rating of BBB, and short-term debt rating of K2. With regard to the Bank, KBRA affirmed the Bank's deposit rating of A-, senior unsecured debt rating of A-, subordinated debt rating of BBB+, short-term deposit and debt ratings of K2.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Description of Document

3.2	Amended and Restated Bylaws of Univest Financial Corporation

99.1	Press release issued by Univest Financial Corporation on April 27, 2022

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Financial Corporation

By:	/s/ Brian J. Richardson
Name:	Brian J. Richardson
Title:	Senior Executive Vice President,
Chief Financial Officer
April 27, 2022

EXHIBIT INDEX

Exhibit No.	Description of Document

3.2	Amended and Restated Bylaws of Univest Financial Corporation

99.1	Press release issued by Univest Financial Corporation on April 27, 2022

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL